UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ___)

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ABM Industries Incorporated

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on March 27, 2019.  Meeting Information  ABM INDUSTRIES INCORPORATED   Meeting Type: Annual Meeting  For holders as of: January 30, 2019  Date: March 27, 2019 Time: 10:00 a.m. EDT  Location:  ABM's Corporate Headquarters  One Liberty Plaza  7th Floor  New York, New York 10006   You are receiving this communication because you hold  shares in the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of  the more complete proxy materials that are available to  you on the Internet. You may view the proxy materials  online at www.proxyvote.com or easily request a paper copy  (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  ABM INDUSTRIES INCORPORATED  ONE LIBERTY PLAZA  7TH FLOOR  NEW YORK, NY 10006  E55161-P16494  See the reverse side of this notice to obtain  proxy materials and voting instructions.

   Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT  ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2018  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.   XXXX XXXX XXXX XXXX   XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before March 13, 2019 to facilitate timely delivery.  How To Vote  E55162-P16494  Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the  possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any  special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.   Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.     Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.   XXXX XXXX XXXX XXXX

  Voting Items  The Board of Directors recommends you vote  FOR each director nominee listed in Proposal 1:   1. Election of Directors   Nominees:   1a. LeighAnne G. Baker   1b. Sudhakar Kesavan   1c. Filippo Passerini  The Board of Directors recommends you vote FOR Proposals 2 and 3:  2. Advisory vote to approve executive compensation.  3. To ratify the appointment of KPMG LLP as ABM Industries Incorporated's independent registered public accounting firm for the fiscal year ending October 31, 2019.  E55163-P16494